                                                                    EXHIBIT 99.a

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements give effect to the acquisition of certain natural gas gathering and processing businesses from Kinder Morgan, Inc. (KMI). The acquisition will be recorded as a purchase business combination. The acquisition was completed April 5, 2000.

The fiscal year-end of ONEOK, Inc. (ONEOK) was changed to December 31 effective January 1, 2000. The Transition Report filed on a Form 10-Q for the period September 1, 1999 through December 31, 1999 included, in addition to financial information for the transition period, unaudited condensed consolidated statement of income information for the twelve months ended December 31, 1999. The fiscal year-end of KMI is December 31. Accordingly, the accompanying unaudited pro forma combined condensed financial statements have been prepared using previously filed financial statements of ONEOK combined with comparable financial information of the businesses acquired from KMI. The unaudited pro forma combined condensed balance sheet as of March 31, 2000, is presented as if the acquisition had occurred on that date using the comparable balance sheets at March 31, 2000. The unaudited pro forma combined condensed statements of income for the twelve months ended December 31, 1999, and the three month period ended March 31, 2000, assume that the acquisition occurred at the beginning of the earliest period presented and include the comparable twelve months ended December 31, 1999 and the three month period ended March 31, 2000.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of ONEOK and KMI and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ONEOK and KMI. The unaudited pro forma combined condensed financial statements do not purport to represent what ONEOK's financial position or results of operations would actually have been if the acquisition had been consummated on the indicated dates, nor are they necessarily indicative of ONEOK's financial position or results of operations for any future period. The results of operations for the three months ended March 31, 2000, are not necessarily indicative of the results to be expected for the entire fiscal year or any other interim period.

The pro forma adjustments are based on preliminary assumptions and estimates made by ONEOK management. The information necessary to account for the acquisition in accordance with generally accepted accounting principles is incomplete at this time. Accordingly, as the additional information is obtained, including third party appraisals, and analyzed by ONEOK, there could be significant adjustments to the purchase price allocation from that included herein.

This acquisition enhances ONEOK's interconnectivity and marketing arbitrage capability. ONEOK will focus on combining the businesses acquired from KMI with its existing businesses enabling ONEOK to take advantage of operating synergies. However, the pro forma information included herein does not give any effect to expected operating synergies. ONEOK expects to operate the acquired businesses substantially different than they have been operated, and as a result, expects the transaction to be accretive to earnings the first year even without expected synergies.

          Unaudited Pro Forma Combined Condensed Statement of Income
                       Three Months Ended March 31, 2000



                                                                             Businesses
                                                                              Acquired
                                                                                from
                                                                               Kinder            Pro Forma            Combined
                                              ONEOK                            Morgan           Adjustments            Total
--------------------------------------------------------------------------------------------------------------------------------
                                                                    (Thousands of Dollars, except per share amounts)
Operating Revenues                        $    823,949              $          953,809         $          -         $ 1,777,758
Cost of gas                                    558,296                         920,686              (13,110)  (d)     1,465,872
-------------------------------------------------------------------------------------------------------------------------------
   Net Revenues                                265,653                          33,123               13,110             311,886
-------------------------------------------------------------------------------------------------------------------------------
Operating Expenses
   Operations and maintenance                  112,030                          25,004               (2,856)  (d)       134,178
   Depreciation, depletion, and                 34,327                           7,734                 (924)  (a)        41,137
    amortization
   General taxes                                12,239                           2,007                    -              14,246
-------------------------------------------------------------------------------------------------------------------------------
       Total Operating Expenses                158,596                          34,745               (3,780)            189,561
-------------------------------------------------------------------------------------------------------------------------------
       Operating Income                        107,057                          (1,622)              16,890             122,325
-------------------------------------------------------------------------------------------------------------------------------
Other income and expenses, net                  14,281                            (652)                   -              13,629
Interest expense                                21,985                               -                3,134   (c)        25,119
Income taxes                                    38,446                            (903)               5,227   (e)        42,770
-------------------------------------------------------------------------------------------------------------------------------
Income before cumulative effect of a
 change in accounting principle                 60,907                          (1,371)               8,529              68,065
Cumulative effect of a change in
 accounting principle, net of tax                2,115                               -                    -               2,115
-------------------------------------------------------------------------------------------------------------------------------
Net Income                                      63,022                          (1,371)               8,529              70,180
Preferred Stock Dividends                        9,275                               -                    -               9,275
-------------------------------------------------------------------------------------------------------------------------------
       Income Available for Common Stock  $     53,747              $           (1,371)        $      8,529         $    60,905
===============================================================================================================================
Earnings Per Share of Common Stock -
 Basic (Thousands)                        $       1.84                                                              $      2.08
===============================================================================================================================
Earnings Per Share of Common Stock -
 Diluted (Thousands)                      $       1.28                                                              $      1.43
===============================================================================================================================
Average Shares of Common Stock -
 Basic (Thousands)                              29,242                                                                   29,242
Average Shares of Common Stock -
 Diluted (Thousands)                            49,189                                                                   49,189

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

          Unaudited Pro Forma Combined Condensed Statement of Income
                     Twelve Months Ended December 31, 1999



                                                                             Businesses
                                                                              Acquired
                                                                                from
                                                                               Kinder            Pro Forma            Combined
                                               ONEOK                           Morgan           Adjustments            Total
--------------------------------------------------------------------------------------------------------------------------------
                                                                    (Thousands of Dollars, except per share amounts)
Operating Revenues                        $     2,070,983              $    3,784,153            $        -           $ 5,855,136
Cost of gas                                     1,310,774                   3,675,867               (52,440)    (d)     4,934,201
---------------------------------------------------------------------------------------------------------------------------------
   Net Revenues                                   760,209                     108,286                52,440               920,935
---------------------------------------------------------------------------------------------------------------------------------
Operating Expenses
   Operations and maintenance                     349,006                     120,661               (11,425)    (d)       458,242
   Depreciation, depletion, and amorization       131,195                      31,920                (3,694)    (a)       159,421
   General taxes                                   41,985                       9,109                     -                51,094
---------------------------------------------------------------------------------------------------------------------------------
       Total Operating Expenses                   522,186                     161,690               (15,119)              668,757
---------------------------------------------------------------------------------------------------------------------------------
       Operating Income                           238,023                     (53,404)               67,559               252,178
---------------------------------------------------------------------------------------------------------------------------------
Other income and expenses, net                      1,646                      (2,361)                    -                  (715)
Interest expense                                   65,739                          -                 12,535     (c)        78,274
Income taxes                                       67,057                     (21,273)               20,909     (e)        66,693
---------------------------------------------------------------------------------------------------------------------------------
Net Income                                        106,873                     (34,492)               34,115               106,496
Preferred Stock Dividends                          37,182                           -                     -                37,182
---------------------------------------------------------------------------------------------------------------------------------
       Income Available for Common Stock  $        69,691              $      (34,492)           $   34,115           $    69,314
=================================================================================================================================
Earnings Per Share of Common Stock -
 Basic                                    $          2.24                                                             $      2.23
=================================================================================================================================
Earnings Per Share of Common Stock -
 Diluted                                  $          2.09                                                             $      2.08
=================================================================================================================================
Average Shares of Common Stock - Basic
 (Thousands)                                       31,127                                                                 31,127
Average Shares of Common Stock
 Diluted (Thousands)                               51,153                                                                 51,153


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

             Unaudited Pro Forma Combined Condensed Balance Sheet
                                March 31, 2000

                                                                 Businesses
                                                                  Acquired
                                                                  from Kinder            Pro Forma                Combined
                                            ONEOK                   Morgan              Adjustments                 Total
------------------------------------------------------------------------------------------------------------------------------
                                                               (Thousands of Dollars)
Assets
Current Assets
   Cash and cash equivalents            $     50,001             $      264            $    (50,000)  (c)          $       159
                                                                                               (106)  (b)
   Trade accounts and
    notes receivable                         394,444                420,450                (420,450)  (b)              394,444
   Inventories                                61,345                 50,104                   7,094   (b)              118,543
   Other current assets                      106,633                 14,878                   1,778   (b)              123,289
------------------------------------------------------------------------------------------------------------------------------
       Total Current Assets                  612,423                485,696                (461,684)                   636,435
------------------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment              3,465,399                851,881                (241,859)  (a)            3,964,594
                                                                                           (110,827)  (a)

   Accumulated depreciation,
    depletion, and amortization            1,041,582                241,859                (241,859)  (a)            1,041,582
------------------------------------------------------------------------------------------------------------------------------
   Net Property                            2,423,817                610,022                (110,827)                 2,923,012
------------------------------------------------------------------------------------------------------------------------------
Deferred Charges and Other Assets
   Regulatory assets, net                    256,517                      -                       -                    256,517
   Goodwill                                   77,698                      -                       -                     77,698
   Investments and other                     204,093                 11,049                  (1,000)  (c)              214,142
------------------------------------------------------------------------------------------------------------------------------
       Total Deferred Charges and Other
        Assets                               538,308                 11,049                  (1,000)                   548,357
------------------------------------------------------------------------------------------------------------------------------
       Total Assets                     $  3,574,548             $1,106,767            $   (573,511)               $ 4,107,804
==============================================================================================================================
Liabilities and Shareholders' Equity
Current Liabilities
   Current maturities of
    long-term debt                      $     21,767             $        -            $          -                $    21,767
   Notes payable                             255,101                      -                       -                    255,101
   Accounts payable                          286,618                337,469                (318,972)  (b)              305,115
   Accrued taxes                              35,217                  7,190                  (4,893)  (b)               37,514
   Accrued interest                           11,742                      -                       -                     11,742
   Other                                     111,233                 21,084                 (20,882)  (b)              111,435
------------------------------------------------------------------------------------------------------------------------------
       Total Current Liabilities             721,678                365,743                (344,747)                   742,674
------------------------------------------------------------------------------------------------------------------------------
Long-term Debt, excluding
 current maturities                        1,122,184                      -                 110,743   (c)            1,232,927
Deferred Credits and Other
 Liabilities
   Deferred income taxes                     364,332                 22,949                 (22,949)  (b)              364,332
   Other deferred credits                    179,846                 21,517                 380,000   (a)              581,363
------------------------------------------------------------------------------------------------------------------------------
       Total Deferred Credits
        and Other Liabilities                544,178                 44,466                 357,051                    945,695
------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                2,388,040                410,209                 123,047                  2,921,296
------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                       1,186,508                696,558                (652,570)  (a)            1,186,508
                                                                                            (43,988)  (b)
------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities
        and Shareholders' Equity        $  3,574,548             $1,106,767            $   (573,511)               $ 4,107,804
==============================================================================================================================

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                           (In Thousands of Dollars)

The pro forma adjustments have been made to the Unaudited Pro Forma Combined Condensed Financial Statements to reflect the following:

(a) ONEOK paid $110 million cash consideration to Kinder Morgan, Inc. for the purchase of the acquired businesses, assumed certain uneconomic contracts and acquired certain working capital for an additional payment of $53 million. Because the purchase was effective March 1, 2000, the purchase price was adjusted for March income. This is the calculation of the preliminary negative goodwill to be allocated resulting from the acquisition and the amortization of that preliminary negative goodwill to be allocated for the periods presented.

     Cash payment                                               $ 109,832
     Transaction costs                                              1,000
     Working capital acquired                                      53,016
     Estimated fair value of uneconomic contracts assumed         380,000
     Purchase price adjustment for March income                    (2,105)
                                                                ---------
     Total consideration                                        $ 541,743
     Estimated net tangible book value at March 31, 2000          652,570
                                                                ---------
     Preliminary negative goodwill to be allocated              $(110,827)
                                                                =========

     Amortization of preliminary negative goodwill to be allocated (assumes a 30 year life):

     Adjustment to historic depreciation as a result of
     preliminary negative goodwill to be allocated for the
     twelve months $ (3,691) ended December 31, 1999            $ (3,694)
                                                                =========
     Adjustment to historic depreciation as a result of
     preliminary negative goodwill to be allocated for
     the three months ended March 31, 2000                      $    (924)
                                                                =========

     The computation of the preliminary purchase price allocation above is based on preliminary assumptions and estimates made by ONEOK management. The information necessary to account for the acquisition in accordance with generally accepted accounting principles is incomplete at this time. For the purposes of this unaudited pro forma information, ONEOK management has allocated all of the preliminary negative goodwill to property, plant and equipment, and the amortization effect is based on a weighted average life of 30 years. As additional information is obtained, including third party appraisals, and analyzed by ONEOK, there could be significant adjustments to the purchase price allocation, and the lives over which the purchase price adjustments are amortized, from that included herein.

(b) The following is a reconciliation of the assets and liabilities on the historical balance sheet of the businesses acquired from KMI and the net assets acquired by ONEOK.

                                                                   Excluded
                                                                  Assets and                 Net
                                         Historical                Working                  Assets
                                           Balance                 Capital                 Acquired
                                            Sheet                 Adjustments              by ONEOK
                                       ---------------------------------------------------------------
     Current assets                    $    485,696              $   (411,684)          $       74,012
     Net Property                           610,022                                            610,022
     Other                                   11,049                                             11,049
                                       ---------------------------------------------------------------
                                          1,106,767                  (411,684)                 695,083
                                       ---------------------------------------------------------------
     Current liabilities                    365,743                  (344,747)                  20,996
     Other liabilities                       44,466                   (22,949)                  21,517
                                       ---------------------------------------------------------------
                                            410,209                  (367,696)                  42,513
                                       ---------------------------------------------------------------
     Net historical assets acquired    $    696,558              $    (43,988)          $      652,570
                                       ===============================================================

(c) Proceeds from ONEOK's debt offerings in March and April, 2000, were used for general corporate purposes, and acquisitions. The weighted average effective interest rate is 7.75 percent. Additional interest expense as a result of the debt financings is as follows. For purposes of the balance sheet pro forma entries, the pro forma entry to long-term debt of $111 million represents the financing consummated subsequent to March 31, 2000.

     Cash payment                                                 $ 109,832
     Transaction costs                                                1,000
     Working capital acquired                                        53,016
     Purchase price adjustment for March income                      (2,105)
                                                                  ---------
     Total debt required                                            161,743
     Interest rate on debt                                             7.75%
                                                                  ---------
     Interest expense adjustment for the twelve months
     ended December 31, 1999                                      $  12,535
                                                                  =========
     Interest expense adjustment for the three months
     ended March 31, 2000                                         $   3,134
                                                                  =========


(d)  Adjustment to record the amortization of uneconomic contracts assumed.

     Adjustment to operations and maintenance expense for the
     twelve months ended December 31, 1999                        $ (11,425)
                                                                  =========
     Adjustment to operations and maintenance expense for the
     three months ended March 31, 2000                            $  (2,856)
                                                                  =========

     Adjustment to the cost of gas for the twelve months
     ended December 31, 1999                                      $ (52,440)
                                                                  =========
     Adjustment to the cost of gas for the three months
     ended March 31, 2000                                         $ (13,110)
                                                                  =========

(e) To record the tax effect at the statutory rate of all pre-tax pro forma adjustments.